SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 5, 2001



                            F2 Broadcast Network Inc.
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             (Exact name of registrant as specified in its charter)



             Nevada                     0-15435               84-0974303
 ------------------------------- ---------------------- ----------------------
 (State or other jurisdiction     (Commission File        (IRS Employer
            of incorporation)              Number)         Identification No.)


           6421 Congress Avenue, Suite 115, Boca Raton, Florida 33487
        ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (561) 241-9711
                                                           --------------




          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

         By letters dated February 5, 2001, the U.S. Internal Revenue Service (the "IRS") notified the Registrant that the IRS has filed liens against the Registrant totaling $69,582.72 for unpaid employment taxes, penalties and interest regarding the three-month periods ended June 30, 2000 and September 30, 2000 and that the IRS also has filed liens against the Registrant's F2 Market Inc. subsidiary totaling $223,310.50 for unpaid employment taxes, penalties and interest regarding the same three-month periods. The liens were filed by the IRS with the Colorado Secretary Of State. The Registrant and its subsidiaries are indebted to the IRS for an additional $68,534 for unpaid employment taxes, penalties and interest for periods subsequent to September 30, 2000.

         As of February 20, 2001, an aggregate of 95,544,156 shares of the Registrant's $.008 par value common stock were issued and outstanding.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 22, 2001                    F2 BROADCAST NETWORK INC.


                                           By: /s/ Howard B. Stern
                                              ---------------------------------
                                              Howard B. Stern, Chief Executive
                                              Officer